Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (the "Assignment") is made as of this 27 day of June, 2014 (the "Closing Date"), between Dogwood Festival, L.L.C., an Alabama limited liability company ("Assignor") and IREIT Flowood Dogwood, L.L.C., a Delaware limited liability company ("Assignee").

RECITALS:

A. Assignor, as seller, and IREIT Business Manager and Advisor, Inc., as purchaser, heretofore entered into that certain Sale Agreement dated April 30, 2014, as amended by Amendment to Agreement dated June 11, 2014, Second Amendment to Agreement dated June 17, 2014 and Third Amendment to Agreement dated June 23, 2014, which Sale Agreement as so amended was assigned to and assumed by Assignee pursuant to an assignment agreement of even date herewith (said Sale Agreement, as so assigned and amended, is hereinafter referred to as the “Sale Agreement”), under and pursuant to which Assignor agreed to sell and convey to Assignee, and Assignee agreed to purchase from Assignor, for the Purchase Price and upon and subject to the other terms and conditions set forth therein, all of Assignor's right, title and interest in and to that certain real property described on Schedule 1 attached hereto and incorporated herein by this reference, more commonly known as Dogwood Festival Market located in Rankin County, Mississippi (the “Property”).

B. Capitalized terms that are used but not defined in this Assignment shall have the same meanings as said terms are defined in the Sale Agreement.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance of the Property by Assignor to Assignee and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest in, to and under any and all existing and outstanding leases, licenses and occupancy agreements and all (if any) amendments thereto and guaranties thereof (collectively, the "Leases"), of the improvements comprising a part of the Property, including without limitation, all those Leases described on Schedule 2 attached hereto and incorporated herein by this reference, together with all Rents payable thereunder for the period on and after the Closing Date and all (if any) security deposits tendered under the Leases remaining in the possession of Assignor; provided, however, that Assignor retains (a) the nonexclusive benefit of any and all tenant indemnities under the Leases, and (b) the right to collect, receive and retain any and all rents and other sums due and payable under the Leases for the period prior to the Closing Date and any and all contributions and reimbursements, if any, now or hereafter due or payable by any tenant under a Lease in order to reimburse Assignor for any construction costs, leasehold improvement costs or other related costs incurred or paid by Seller prior to or after the Closing Date, regardless of whether said contribution or reimbursement is payable on or after the Closing Date.

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Assignee does hereby accept the foregoing Assignment and Assumption of Leases subject to the terms and conditions herein and in the Leases, and does hereby assume, as of the date hereof, and become responsible for and agree to perform, discharge, fulfill and observe all of the obligations, terms, covenants, provisions and conditions under the Leases arising from and after the Closing Date (including without limitation, any and all obligations to pay all (if any) Tenant Inducement Costs and leasing commissions as and to the extent expressly provided in the Sale Agreement, which are due and payable after the Closing Date with respect to said Leases, and claims made by tenants with respect to security deposits and prepaid rents to the extent paid, credited or assigned by Assignor to Assignee), and Assignee agrees to be liable for the observance and performance of said obligations arising from and after the Closing Date as fully as though Assignee was the original landlord or lessor thereunder. Assignee agrees to protect, defend, indemnify and hold harmless Assignor, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including without limitation reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignor, its legal representatives, successors and assigns or any of them arising out of or in connection with the Leases as to events occurring from and after the Closing Date. Subject to Sections 9.2 and 9.3 of the Sale Agreement, Assignor agrees to protect, defend, indemnify and hold harmless Assignee, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including, without limitation, reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignee, its legal representatives, successors and assigns or any of them arising out of or in connection with the Leases as to events occurring prior to the Closing Date.

This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

ASSIGNOR:

DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company

By:	Dogwood Management, Inc. an Alabama corporation, as its Manager

	By:	/s/ Jennifer P. Autrey
	Name:	Jennifer P. Autrey
	Title:	Vice President
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ASSIGNEE:

IREIT FLOWOOD DOGWOOD, L.L.C., a Delaware limited liability company

By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

	By:	/s/ Marcia L. Grant
	Name:	Marcia L. Grant
	Title:	Assistant Secretary

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SCHEDULE "1"

LEGAL DESCRIPTION

PARCEL 1: Lot 1-A of the Resurvey of Lots A and B of the Resurvey of Dogwood Festival Market according to a map or plat thereof which is on file and of record in the Office of the Chancery Clerk of Rankin County at Brandon, Mississippi, in Plat Cabinet E, Slots 15 and 16.

PARCEL 2: Lots C, D and E, Resurvey of Dogwood Festival Market according to a map or plat thereof which is on file and of record in said office in Plat Cabinet C, Slots 293 and 294.

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SCHEDULE "2"

LEASES

Dogwood Festival, LLC

Schedule of Leases

June 24, 2014

Aeropostale, Inc., a Delaware corporation d/b/a Aeropostale

(Aeropostale)

-	Commencement of Term Agreement dated November 4, 2008
-	Lease Agreement dated July 14, 2008

AE Outfitters Retail, Co., a Delaware corporation d/b/a American Eagle Outfitters

(American Eagle Outfitters)

-	Lease Amendment dated January 25, 2013
-	Commencement of Term Agreement dated May 16, 2002
-	Lease Agreement dated December 14, 2001

AnnTaylor Retail, Inc., a Delaware corporation d/b/a AnnTaylor Loft

(AnnTaylor Loft)

-	Renewal Option Notice dated June 25, 2012
-	Co-Tenancy Provision letter dated January 29, 2009
-	Commencement of Term Agreement dated May 16, 2002
-	Letter Agreement dated January 7, 2002
-	Lease Agreement dated March 20, 2001

New Cingular Wireless PCS, LLC, a Delaware limited liability company, successor in interest to Cingular Wireless LLC d/b/a AT&T Mobility

(AT&T Mobility)

-	Third Amendment to Shopping Center Lease dated December 17, 2013
-	Second Amendment to Shopping Center Lease dated December 6, 2010
-	Commencement of Term Agreement for Relocation dated April 2, 2007
-	Notification of Trade Name Change Letter dated (undated – received 2-20-07)
-	First Amendment to Lease dated October 11, 2005
-	Commencement of Term Agreement dated May 6, 2002
-	Lease Agreement dated March 6, 2001

Bath & Body Works, LLC, a Delaware limited liability company d/b/a Bath & Body Works

(Bath & Body Works)

-	Lease Amendment dated January 30, 2013
-	Lease Agreement dated August 21, 2000

Celebrity Trends, LLC, a Mississippi limited liability company d/b/a Celebrity Trends

(Celebrity Trends)

-	Lease Agreement dated February 7, 2014

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Chico’s FAS, Inc., a Florida corporation d/b/a Chico’s

(Chico’s)

-	Subordination, Non-Disturbance and Attornment Agreement dated March 5, 2013
-	Estoppel Certificate dated February 22, 2013
-	Commencement Agreement dated March 29, 2012
-	Option Notification dated March 26, 2012
-	First Amendment to Lease Agreement dated March 20, 2007
-	Estoppel Certificate dated May 30, 2002
-	Commencement of Term Agreement dated May 16, 2002
-	Subordination, Attornment and Non-Disturbance Agreement dated March 7, 2002
-	Lease Agreement dated March 1, 2002

The Children’s Place Retail Stores, Inc., a Delaware corporation d/b/a The Children’s Place

(The Children’s Place)

-	Lease Amendment Number Two dated March 5, 2013
-	Commencement of Term Agreement dated June 21, 2002
-	Lease Amendment dated October 8, 2001
-	Lease Agreement dated November 17, 2000

Claire’s Boutiques, Inc., a Colorado corporation d/b/a Claire’s Accessories, Claire’s or Claire’s Boutique

(Claire’s Accessories, Claire’s or Claire’s Boutique)

-	First Amendment to Lease Agreement dated March 23, 2012
-	Option Notification dated October 30, 2006
-	Commencement of Term Agreement dated May 28, 2002
-	Lease Agreement dated August 7, 2000

Timothy C. Early, individually d/b/a Dickey’s Barbeque Pit

(Dickey’s Barbeque Pit)

-	Landlord Subordination dated December 19, 2012
-	Lease Agreement dated August 15, 2011

Dsquared, LLC, a Mississippi limited liability company d/b/a Dsquared

(Dsquared)

-	Lease Agreement dated April 1, 2013

Francesca’s Collections, Inc., a Texas corporation, d/b/a Francesca’s Collections

(Francesca’s Collections)

-	Letter Option Notification dated March 31, 2013
-	Commencement of Term Agreement dated August 22, 2008
-	Lease Agreement dated March 14, 2008

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GameStop, Inc., a Minnesota corporation d/b/a GameStop

(GameStop)

-	First Amendment to Lease Agreement dated April 25, 2013
-	Option Notification dated March 29, 2007
-	Merger Notification Letter dated March 15, 2007
-	Commencement confirmation letter dated November 12, 2002
-	Lease Agreement dated August 20, 2002

The GAP, Inc., a Delaware corporation d/b/a The GAP

(The GAP)

-	First Amendment to Lease dated January 22, 2013
-	Option Notification/Change of Address dated September 27, 2011
-	Option Notification dated June 8, 2006
-	Term Commencement Agreement dated May 17, 2002
-	Lease Agreement dated March 2, 2001

Gymboree Retail Stores, Inc., a California corporation, d/b/a Gymboree

(Gymboree)

-	Third Amendment to Lease dated November 12, 2013
-	Second Amendment to Lease dated December 18, 2007
-	First Amendment to Lease dated January 3, 2007
-	Letter Agreement dated October 31, 2006
-	Lease Agreement dated June 25, 2003

Hibbett Sporting Goods, Inc., a Delaware corporation d/b/a Hibbett Sports

(Hibbett Sports)

-	Commencement of Term Agreement for Expansion dated July 23, 2007
-	First Amendment to Lease dated April 10, 2007
-	Commencement of Term Agreement dated July 29, 2002
-	Lease Agreement dated October 24, 2000

Homegoods, Inc., a Delaware corporation

(Homegoods)

-	Guarantee dated February 22, 2013
-	Memorandum of Lease dated February 7, 2013
-	Commencement Date Agreement dated September 3, 2013
-	Landlord Complete Notice Letter dated February 28, 2013
-	Lease Agreement dated December 21, 2012

Tween Brands, Inc., a Delaware corporation, d/b/a Justice

(Justice)

-	First Amendment to Lease Agreement dated May 31, 2012
-	Lease Agreement dated November 17, 2000

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Lane Bryant, Inc., a Delaware corporation, d/b/a Lane Bryant

(Lane Bryant)

-	First Amendment to Lease Agreement dated February 23, 2012
-	Confirmation of Lease Term dated April 17, 2002
-	Lease Agreement dated October 17, 2000

Eustice Enterprises, LLC, a Mississippi limited liability company d/b/aLenny’s Subs

(Lenny’s Subs)

-	Lease Agreement dated February 19, 2013

Hallmark Retail, LLC, a Kansas limited liability company f/k/a Hallmark Retail, Inc., a Delaware corporation successor in interest to The Card Place, Inc.

-	Option Notification dated July 31, 2012
-	Option Notification dated July 27, 2007
-	Assignment and Assumption of Lease and Lease Modification Agreement dated August 10, 2005
-	Commencement of Term Agreement June 11, 2002
-	Lease Amendment dated May 15, 2001
-	Lease Agreement dated December 19, 2000

D. Noblin, Inc., a Mississippi corporation d/b/a Mattress Firm and Danny N. Gray, an individual

(Mattress Firm)

-	Lease Agreement dated September 9, 2011

Jackson Office Properties, Inc., (f/k/a McRae’s Stores Partnership), SAKS Fifth Avenue, LLC., a Massachusetts limited liability company formerly known as Saks Fifth Avenue, Inc., a Massachusetts corporation d/b/a McRae’s Call Center

(McRae’s Call Center)

-	Name Change/Restructuring Letter dated February 12, 2014
-	Second Lease Amendment dated August 28, 2012
-	Lease Amendment dated November 8, 2007
-	Assumption Notification Letter dated August 25, 2005
-	Letter Agreement dated June 15, 2005
-	Lease Agreement dated September 29, 2004

The Men’s Wearhouse, Inc., a Texas corporation d/b/a Men’s Wearhouse

-	Lease Agreement dated April 22, 2014

J.K.L.M.N., Inc., a Mississippi corporation d/b/a Merle Norman and Libbie Naplies as Guarantor (Guaranty)

(Merle Norman)

-	Lease Amendment Number 2 dated January 21, 2014
-	First Amendment to Lease Agreement dated June 5, 2009
-	Lease Agreement dated October 2, 2000

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Destination Maternity Corporation f/k/a Mother’s Work, Inc., d/b/a Motherhood Maternity

(Motherhood Maternity)

-	Lease Amendment dated February 26, 2013
-	Confirmation of Business Terms dated August 20, 2012
-	Letter Agreement dated May 1, 2003
-	Lease Agreement dated February 14, 2003

Lerner New York, Inc., a Delaware corporation d/b/a New York & Company

(New York & Company)

-	Commencement of Term Agreement dated August 24, 2007
-	Lease Agreement dated November 29, 2006

Old Navy, LLC, a Delaware limited liability company

(Old Navy)

-	Square Footage Certification Letter dated May 15, 2013
-	Subordination, Non-Disturbance and Attornment Agreement with first notary date of February 20, 2013
-	First Amendment to Lease and Settlement Agreement dated January 22, 2013
-	Letter of Intent dated October 5, 2012
-	Option Notice/Change of Address dated October 14, 2011
-	Substitution of Key Store Notice dated February 7, 2011
-	Co-Tenancy Letter dated August 6, 2009
-	Option Notice dated June 8, 2006
-	Intra-corporate Transfer Letter dated January 30, 2004
-	Memorandum of Lease dated December 4, 2000
-	Lease Agreement dated November 8, 2000

Kathryn Shamburger, individually d/b/a Pink Bombshell

(Pink Bombshell)

-	Lease Amendment Number Three dated August 13, 2013
-	Second Amendment to Lease Agreement dated August 19, 2011
-	First Amendment to Lease dated October 1, 2007
-	Commencement of Term Agreement dated July 26, 2006
-	Lease Agreement dated April 18, 2006

Precision Waste Solutions, L.L.C.

(Precision Waste)

-	Revocable Specialty License Agreement dated February 24, 2012

Red Wing Brands of America, Inc., a Minnesota corporation d/b/a Red Wing Shoes

(Red Wing Shoes)

-	Lease Agreement dated October 8, 2012

Shoe Show, Inc., a North Carolinae corporation formerly known as The Shoe Show of Rocky Mount Inc.NC d/b/a “Shoe Dept”

(Shoe Dept.)

-	Lease Amendment dated August 12, 2013
-	Commencement of Term Agreement dated June 3, 2002
-	Lease Agreement dated August 23, 2000

Vu T. Au and Nguyen YT. Phuong, jointly and severally, d/b/a Solar Nails

(Solar Nails)

-	First Amendment to Lease Agreement dated October 12, 2009
-	Lease Agreement dated July 27, 2004

Soma Intimates, LLC a Florida limited liability company d/b/a Soma Intimates

(Soma Intimates)

-	Commencement of Term Agreement dated (OUT FOR SIGNATUE)
-	Lease Agreement dated January 6, 2014

Maira A. Gonzaleza, an individual and Alvaro Antonio Guevara, as Guarantorn individual

(Tailored to You)

-	Assignment of Lease Agreement and Consent of Landlord dated June 27, 2012
-	Agreement to Transfer Ownership of Business dated June 16, 2012
-	Lease Agreement dated August 20, 2009 (last notary acknowledgement date)

The TJX Companies, Inc., a Delaware corporation

(TJ Maxx)

-	Second Amendment to Lease dated February 26, 2013
-	First Amendment to Memorandum of Lease dated February 22, 2013
-	First Amendment to Lease dated September 20, 2012
-	Commencement Date Agreement dated August 20, 2010
-	Memorandum of Lease dated January 29, 2010
-	Lease Agreement dated January 29, 2010

Victoria’s Secret Stores, LLC, a Delaware limited liability company d/b/a Victoria’s Secret

(Victoria’s Secret)

-	Lease Amendment dated January 30, 2013
-	Lease Agreement dated October 17, 2000

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